ING EQUITY TRUST

ING Growth Opportunities Fund

ING Large Cap Value Fund

ING MidCap Opportunities Fund

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING FUNDS TRUST

ING SERIES FUND, INC.

ING Capital Allocation Fund

ING Core Equity Research Fund

ING Corporate Leaders 100 Fund

ING Large Cap Growth Fund

ING Small Company Fund

ING SMID Cap Equity Fund

Supplement dated March 15, 2013

to the current Prospectuses (each a “Prospectus” and collectively the “Prospectuses”)

for the above-named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds

(each a “Fund” and collectively the “Funds”)

Effective immediately, each Fund’s current Prospectus is hereby revised as follows:

The bullet entitled “Purchases by Certain Accounts” of the section entitled “Sales Charges - Reduced or Waived Front-End Sales Charges” of each Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase a Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE